Supplement Dated May 2, 2016
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Prospectuses Dated May 2, 2016

This supplement is intended for distribution with prospectuses dated May 2, 2016 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:
Protection VUL 2012 Survivorship Variable Universal Life	Majestic Performance VUL Protection Variable Universal Life
Portfolio Additions
If you purchased the Extended No-Lapse Guarantee Rider when you purchased your policy, the list of investment accounts on the first page of the prospectus is updated to reflect the addition of the Lifestyle Balanced PS, Lifestyle Conservative PS, Lifestyle Growth PS and Lifestyle Moderate PS portfolios to your policy.
We add the following disclosure to the Portfolio Annual Expenses table:
Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
Lifestyle Balanced PS1	0.04%	0.00%	0.03%	0.56%	0.63%
Lifestyle Conservative PS1,2	0.04%	0.00%	0.05%	0.58%	0.67%
Lifestyle Growth PS1	0.04%	0.00%	0.02%	0.55%	0.61%
Lifestyle Moderate PS1	0.04%	0.00%	0.04%	0.56%	0.64%

1  “Acquired Fund Fees and Expenses” are based on indirect net expenses associated with the portfolio’s investments in underlying funds (each an “Acquired Fund”) and are included in the portfolio’s “Total Fund Operating Expenses.” The “Total Fund Operating Expenses” shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the portfolio’s prospectus, which does not include “Acquired Fund Fees and Expenses.”
2  John Hancock Investment Management Services, LLC (“JHIMS) has contractually agreed to reduce its management fee and/or make payment to the portfolio in an amount equal to the amount by which “Other Expenses” of the portfolio exceed 0.04% of the average annual net assets of the portfolio. “Other Expenses” means all of the expenses of the portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commission, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, distribution and service (Rule 12b-1) fees, printing and postage, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2017 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this expense waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the Lifestyle Conservative PS portfolio would be 0.66%. For more information, please refer to the prospectus for the underlying portfolio.
We add the following disclosure to the Table of Investment Options and Investment Subadvisers:
Portfolio	Subadviser	Investment Objective
Lifestyle Balanced PS	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

Portfolio	Subadviser	Investment Objective
Lifestyle Conservative PS	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth PS	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate PS	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited; andJohn Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.
Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.
333-131299
333-141692
333-157212
333-179570
333-132905
333-141693
333-157213
333-179571
VLI ProdSupp (ENLG) ((5/2016))
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